EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q of 21st Century Holding Company for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, J. G. Jennings, III, Chief Financial Officer of 21st Century Holding Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report as amended fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report as amended fairly presents, in all material respects, the financial condition and results of operations of 21st Century Holding Company.

Date: August 28, 2003           By:  /s/ J. G. Jennings, III
                               ------------------------------------
                               J. G. Jennings, III, Chief Financial Officer